                                                                   EXHIBIT 10.18

                               SECOND AMENDMENT
                               ----------------

                                      TO
                                      --

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     This Second Amendment to Loan and Security Agreement (this "Amendment") is entered into as of October 28, 1998, by and between SILICON VALLEY BANK ("Bank") and CROSSWORLDS SOFTWARE, INC., formerly known as CROSSROADS SOFTWARE, INC. ("Borrower").

                                    RECITALS
                                    --------

     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of December 10, 1996, as amended from time to time, including, without limitation, the First Amendment to Loan and Security Agreement, dated as of September 29, 1997 (the "Loan Agreement"). The parties desire to amend the Loan Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. Certain defined terms in Section 1.1 of the Loan Agreement are hereby added or amended as follows:

          "Copyrights" means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, add definition of "Current Liabilities" from the Loan and Security Agreement of 12/10/96, with last clause to read "but specifically excluding Subordinated Debt and deterred revenue."

          "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank; or (3) that Bank approves on a case-by-case basis not to exceed twenty-five percent (25%) of gross Eligible Accounts.

          "Intellectual Properly Collateral" means any and all right, title and interest of Borrower in the following:

          (a) Copyrights, Trademarks and Patents;

          (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

          (c) Any and all design rights which may be available to Borrower now or hereafter existing, created, acquired or held;

          (d) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

          (e) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights;

          (f) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

          (g) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

          "Patents" means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

          "Quick Assets" means, as of any applicable date, the unrestricted cash; unrestricted cash-equivalents; billed accounts receivable net of bad debt reserve; and investments with maturities of less than one year of Borrower determined in accordance with GAAP.

          "Revolving Committed Line" means Ten Million Dollars ($10,000,000).

          "Revolving Maturity Date" means October 28, 1999.

          "Tangible Net Worth" means as of the applicable date, the consolidated total assets of Borrower plus fifty percent of deferred revenue minus, without
                         ----                                   -----
duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, and (ii) Total Liabilities.
---

          "Total Liabilities" means as of the applicable date, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt and deferred revenue.

          "Trademarks" means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Assignor connected with and symbolized by such trademarks.

     2. Section 2.1.2(a) is hereby amended and replaced in its entirety as follows:

          "2.1.2  Revolving Facility.
                  ------------------

               (a) Advances. Subject to and upon the terms and conditions of
                   --------
this Agreement, Bank agrees to make Revolving Advances to Borrower in an aggregate amount not to exceed the lesser of the Revolving Committed Line or the Borrowing Base, minus the sum of the following outstanding amounts: (i) the face
                -----
amount of all outstanding Letters of Credit over $1,250,000(including drawn but unreimbursed Letters of Credit), (ii) the Foreign Exchange Reserve over $1,250,000 and (iii) amounts outstanding for Cash Management Services over $1,250,000. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to seventy percent (70%) of Eligible Accounts. Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this Section
2.1.2 may be repaid and reborrowed at any time prior to the Revolving Maturity Date. Notwithstanding the foregoing, any Revolving, Advances requested by Borrower pursuant to Sections 2.1.2.1, 2.1.2.2, and 2.1.2.3 below shall not be subject to the Borrowing Base."

     3. Section 2.1.2. l(a) is hereby amended and replaced in its entirety as follows:

          "2.1.2.1 Letters of Credit.
                   -----------------

               (a) Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued letters of credit (each a "Letter of Credit," collectively, the "Letters of Credit") for the account of Borrower in an aggregate outstanding face amount not to exceed the Revolving Committed Line, minus the sum of the following outstanding amounts: (i) the then outstanding
-----
principal balance of the Advances (including drawn but unreimbursed Letters of Credit), minus (ii) the Foreign Exchange Reserve, minus (iii) outstanding
         -----                                    -----
amounts for Cash Management Services; provided that the aggregate face amount of
                                      --------
outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) with respect to the Revolving Facility shall not in any case exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000). Each Letter of Credit shall have an expiry date no later than the Revolving Maturity Date. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement."

     4. Section 2.1.2.2(a) is hereby amended and replaced in its entirety as follows:

          "2.1.2.2 Foreign Exchange Contract: Foreign Exchange Settlements.
                   --------------------------------------------------------

               (a) Subject to the terms of this Agreement, Borrower may enter into foreign exchange contracts (the "Exchange Contracts") under the Revolving Facility not to exceed an aggregate amount of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before the Revolving Maturity Date. The amount available under the Revolving Committed Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, ten percent (10%) of the gross amount of the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two
(2) business days after the Determination Date, one hundred percent (100%) of the gross amount of the Exchange Contracts."

     5. Section 2.1.2.3 is hereby amended and replaced in its entirety as follows:

          "2.1.2.3  Cash Management Sublimit. Subject to the terms and
                    ------------------------
conditions of this Agreement, for cash management services provided by Bank, which services may include merchant services, PC-ACH, direct deposit of payroll, business credit card, Firstax, and other related check cashing services as defined in that certain Cash Management Services Agreement provided to Borrower in connection herewith (a "Cash Management Service", or the "Cash Management Services"), Borrower may utilize up to an aggregate amount not to exceed the Revolving Committed Line, minus the sum of the following outstanding amounts:
                          -----
(i) the then outstanding principal balance of the Advances, minus (ii) the face
                                                            -----
amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange Reserve; provided that the
                    ------
aggregate amount outstanding for Cash Management Services shall not exceed One Million Two Hundred Fifty Thousand Dollars ($1,250,000) (the "Cash Management Sublimit") under the Revolving Facility. Any amounts actually paid by Bank in respect of a Cash Management Service or Cash Management Services shall, when paid, constitute a Revolving Advance under this Agreement."

     6. Section 2.1.4 is hereby amended and replaced in its entirety as follows:

          "2.1.4  Overadvances. If, at any time or for any reason, the amount of
                  ------------
Obligations owed by Borrower to Bank pursuant to Section 2.1.2 of this Agreement is greater than the lesser of the Revolving Committed Line or the Borrowing Base, minus the sum of the following outstanding amounts: (i) the face amount of
      -----
all outstanding Letters of Credit over $1,250,000(including drawn but unreimbursed Letters of Credit), minus (ii) the Foreign Exchange Reserve over
                                 -----
$1,250,000, minus (iii) outstanding amounts for Cash Management Services over
            -----
$1,250,000, Borrower shall immediately pay to Bank, in cash, the amount of such excess. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1.3 of this Agreement is greater than the Committed New Equipment Line, Borrower shall immediately pay to Bank, in cash, the amount of such excess."

     7.   A new Section 5.16 is hereby added as follows:

          "5.16  Intellectual Property. To the best of its knowledge, Borrower
                 ---------------------
is the sole owner of the Intellectual Property Collateral, and, except for non-exclusive licenses granted by Borrower in the ordinary course of business, Borrower has not granted any liens, encumbrances, or other security interests in the Intellectual Property Collateral. To the best of Borrower's knowledge, each of the Patents is valid and enforceable. No part of the Intellectual Property Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property Collateral violates the rights of any third party."

     8.   The following new Section 6.3(a)(vi) is hereby added as follows:

          "(vi) within fifteen (15) days after the end of each fiscal quarter, Borrower shall provide notice of any material addition, revision, enhancement, or improvement to the Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of the Borrower in or to any Patents relating to material patentable inventions, Trademarks and Copyrights relating to major software releases not specified in any intellectual property security agreement between Borrower and Bank or knowledge of an event that directly and materially adversely effects the value of the Intellectual Property Collateral."

     9. Section 6.3(c) is hereby amended and replaced in its entirety, as follows:

          "(c) On the fifteenth (15th) day of each calendar month or the Business Day prior to such 15th date if the 15th date falls on a holiday, Saturday or Sunday, and, if the aggregate outstanding amount of Revolving Advances exceeds Five Million Dollars ($5,000,000), then also on the last day of each calendar month that is a Business Day, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit E hereto, together with aged listings of accounts receivable and
        ---------
accounts payable."

     10.  The following new Sections 6.8 and 6.10 are hereby added as follows:

          "6.8  Quick Ratio. Borrower shall maintain, as of the last day of each
                -----------
fiscal quarter during the term of this Agreement. a ratio of Quick Assets to Current Liabilities (excluding deferred revenue) of at least 1.50 to 1.00."

          "6.10 Tangible Net Worth. Borrower shall maintain, as of the last day
                ------------------
of each fiscal quarter during the term of this Agreement, a Tangible Net Worth of not less than Three Million Three Hundred Thousand Dollars ($3,300,000)."

     11.  The following new Section 6.12 is hereby added as follows:

          "6.12 Registration of Intellectual Property Rights. Borrower shall
                --------------------------------------------
register or cause to be registered (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those intellectual property rights listed on Exhibits A, B and C to the Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement within thirty (30) days of the date of this Agreement. Borrower shall register or cause to be registered with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, those additional material patentable inventions, Trademarks, and Copyrights relating to major software releases, and material additions, revisions, enhancements, or improvements to existing Copyrights, developed or acquired by Borrower from time to time in connection with any product prior to the sale or licensing of such product to any third party, including without limitation revisions or additions to the intellectual property rights listed on such Exhibits A, B and C.

          (a) Borrower shall execute and deliver such additional instruments and documents from time to time as Bank shall reasonably request to perfect Bank's security interest in the Intellectual Property Collateral.

          (b) Borrower shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Bank in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld, unless Bank determines that reasonable business practices suggest that abandonment is appropriate.

          (c) Bank shall have the right, but not the obligation, to take, at Borrower's sole expense, any actions that Borrower is required under this
Section 6.8 to take but which Borrower fails to take, after thirty (30) days' notice to Borrower. Borrower shall reimburse and indemnify Bank for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this Section 6.12."

     12.  A new Section 7.12 is hereby added as follows:

          "7.12  Intellectual Property Agreements. Borrower shall not permit
                 --------------------------------
the inclusion in any material contract to which it becomes a party of any provisions that would in any way prevent the creation of a security interest in Borrower's rights and interests in any property included within the definition of the Intellectual Property Collateral acquired under such contracts."

     13.  Section 8.2 is hereby amended and restated in its entirety as follows:

          "8.2   Covenant Default. If Borrower fails to perform any obligation
                 ----------------
under Section 6.7, 6.8, 6.9, 6.10 or 6.12 or violates any of the covenants contained in Article 7 of this Agreement, or fails or neglects to perform, keep, or observe any other material term, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within thirty (30) days after Borrower receives notice thereof or any officer of Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the thirty (30) day period or cannot after diligent attempts by Borrower be cured within such thirty (30) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advance will be required to be made during such cure period);"

     14. The following new Sections 9.2(f), 9.2(g) and 9.2(h) are hereby added as follows:

          "(f) to modify, in its sole discretion, any intellectual property security agreement entered into between Borrower and Bank without first obtaining Borrower's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Borrower after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Borrower no longer has or claims any right, title or interest; (g) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Borrower where permitted by law; and (h) to transfer the Intellectual Property Collateral into the name of Bank or a third party to the extent permitted under the California Uniform Commercial Code provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred;"

     15.  The following sentence is added at the end of Section 9.4 as follows:

          "Bank shall have a non-exclusive, royalty-free license to use the Intellectual Property Collateral to the extent reasonably necessary to permit Bank to exercise its rights and remedies upon the occurrence of an Event of Default."

     16. Exhibits C and E are hereby replaced in their entirety, with the attached Exhibits C and E.

     17. As a condition to the effectiveness of this Amendment, Borrower shall pay all Bank Expenses (including reasonable attorneys' fees not to exceed $2,500) incurred through the date of this Amendment, which fees and expenses become nonrefundable and fully earned on the date hereof.

     18. The obligation of Bank to make any further Advance pursuant to the terms of the Agreement, as amended hereby, is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

          a.   this Amendment, duly executed by the Borrower;

          b. a certificate of secretary of the Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

          c. payment of the Bank Expenses then due as specified in Section 18 hereof;

          d. an intellectual property security agreement with Exhibits A, B and C in the form attached hereto as Exhibit F;

          e.   an audit of Borrower's Accounts;

          f.   a UCC-2 financing statement; and

          g. such other documents, and completion of such other matters as Bank may reasonably deem necessary or appropriate.

     19. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     20. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     21. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                              CROSSWORLDS SOFTWARE, INC.

                              By: /s/
                                 -----------------------

                              Title:     SVP/CFO
                                    --------------------

                              SILICON VALLEY BANK

                              By: /s/
                                 -----------------------

                              Title:       V.P.
                                    --------------------

                                   EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:       SILICON VALLEY BANK

FROM:     CROSSWORLDS SOFTWARE, INC.

-------------------------------------------------------------------------------

  The undersigned authorized officer of CrossWorlds Software, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

 Please indicate compliance status by circling Yes/No under "Complies" column.

      Reporting Covenant                Required                          Complies
      ------------------                --------                          --------
      A/R and A/P Agings                Monthly on 15th day and last day  Yes   No
      Monthly financial statements      Monthly within 30 days            Yes   No
      Borrowing Base Certificate        Monthly on 15th day and last day  Yes   No
      Annual (CPA Audited)              FYE within 120 days               Yes   No

      Financial Covenant                Required                 Actual         Complies
      ------------------                --------                 ------         --------
      Maintain on a Quarterly Basis:
      -----------------------------
      Quick Ratio                       1.50:1.00                _____:1.00     Yes   No
      Tangible Net Worth                $3,300,000                              Yes   No
      Maintain on a Monthly Basis:
      ---------------------------
      Liquidity Coverage                1.50:1.00                _____:1.00     Yes   No

only monthly on the 15th day if the aggregate outstanding Revolving Advances are less than $5,000,000

**Equipment Term debt only

                                                                           ---------------------------------------------------------
Comments Regarding Exceptions: See Attached.                                                       BANK USE ONLY

Sincerely,                                                                  Received by:_________________________________________
                                                                                                AUTHORIZED SIGNER
______________________________________________
SIGNATURE                                                                   Date:________________________________________________

______________________________________________                              Verified:____________________________________________
TITLE                                                                                           AUTHORIZED SIGNER

______________________________________________                              Date:________________________________________________
DATE
                                                                            Compliance Status:                           Yes   No
                                                                           ---------------------------------------------------------

                                   EXHIBIT E
                           BORROWING BASE CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------
Borrower:   CrossWorlds Software, Inc.                        Lender:   Silicon Valley Bank
Revolving Commitment Amount: $10,000,000

------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE
     1.    Accounts Receivable Book Value as of                                                  $_____________
     2.    Additions (please explain on reverse)                                                 $_____________
     3.    TOTAL ACCOUNTS RECEIVABLE                                                             $_____________
ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     4.    Amounts over 120 days due                          $_____________
     5.    Concentration Limits                               $_____________
     6.    Foreign Accounts             $_____________
     7.    Governmental Accounts                              $_____________
     8.    Contra Accounts *                                  $_____________
     9.    Promotion or Demo Accounts                         $_____________
     10.   Intercompany/Employee Accounts                     $_____________
     11.   Other (please explain on reverse)                  $_____________
     12.   TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                  $_____________
     13.   Eligible Accounts (#3 minus #12)                                                      $_____________
     14.   LOAN VALUE OF ACCOUNTS (80% of #13)                                                   $_____________
BALANCES
     15.   Maximum Loan Amount                                                                   $_____________
     16.   Total Funds Available [Lesser of #15 or #14]                                          $_____________
     17.   Present balance owing on Line of Credit                                               $_____________
     18.   Outstanding under Sublimits exceeding $1,250,000( )
     19.   Outstanding under Sublimits exceeding $1,250,000(Outstanding Letters of Credit)*
     20.   Outstanding under Sublimits exceeding $1,250,000(Outstanding Letters of Credit)*
     21.   Outstanding under Sublimits exceeding $1,250,000(Outstanding Cash Management)*
     22.   RESERVE POSITION (#16 minus #17, #18, #19, #20 and #21)                               $_____________

  * Accounts with respect to which goods are placed on consignment, guaranteed sale or other terms by reason of which the payment by the account debtor may be conditional.

The undersigned represents and warrants that the foregoing is true, complete and correct, and that the information reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:

CROSSWORLDS SOFTWARE, INC.

By:_____________________________
     Authorized Signer
                                           ------------------------------
                                                    BANK USE ONLY

                                            Rec'd By:___________________
                                                      Authorized Signer

                                            Date:_______________________
                                            Verified:___________________
                                                      Authorized Signer
                                           ------------------------------

                                   EXHIBIT F
                                   ---------

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This Intellectual Property Security Agreement is entered into as of October 28, 1998, by and between SILICON VALLEY BANK ("Bank") and CROSSWORLDS SOFTWARE, INC. ("Grantor").

                                   RECITALS
                                   --------

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the "Loans") in the amounts and manner set forth in that certain Loan and Security Agreement dated as of December 10, 1996, as amended from time to time, including, without limitation, the First Amendment to Loan and Security Agreement, dated as of September 29, 1997, and the Second Amendment to Loan and Security Agreement, dated as of October 28, 1998 (as the same may be amended, modified or supplemented from time to time, the "Loan Agreement"; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks and Patents to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor's right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

                                   AGREEMENT
                                   ---------

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor's right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

     Notwithstanding the foregoing, the filing on the Patents, Copyrights and Trademarks described on Schedules A, B and C hereto, is solely for the purpose of perfecting a security interest in the accounts receivable with respect to such Intellectual Property Collateral.

     Notwithstanding the foregoing, the term "Intellectual Property Collateral" shall not include any general intangibles or contracts of Borrower (whether owned or held as licensee or lessee, or otherwise) to the extent that (i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that such restriction shall be enforceable under applicable law) without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest
               --------  -------
shall extend to, and the term "Intellectual Property Collateral" shall include,
(A) any general intangible which is an Account or a proceed of, or otherwise related to the enforcement or collection of, any Account or goods which are the subject of any Account, and (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might theretofore have been excluded from such grant of a security interest and the term "Intellectual Property Collateral".

     IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

                              GRANTOR:

Address of Grantor:           CROSSWORLDS SOFTWARE, INC., a Delaware corporation



577 Airport Blvd.             By: /s/
Suite 800                        --------------------------
Burlingame, CA 94010
                              Title: SVP/CFO
                                    -----------------------
Attn: Robert J. Habig

                              BANK:

Address of Bank:              SILICON VALLEY BANK

3003 Tasman Drive
Santa Clara, CA 95054-1191    By: /s/
                                 --------------------------
Attn: Mr. Dan Sanchez         Title: V.P.
                                    -----------------------

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

                                   EXHIBIT A
                                   ---------

                                  Copyrights

                                   EXHIBIT B
                                   ---------

                                    Patents

                                   EXHIBIT C
                                   ---------

                                   Trademarks

                                       5